                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 14, 1997
                                                          ------------


                            REPUBLIC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)




                 0-9787                                     73-1105145
                 ------                                     ----------
              (Commission                                 (IRS Employer
              File Number)                              Identification No.)


            450 East Las Olas Boulevard
                  Suite 1200
              Ft. Lauderdale, FL                              33301
      ----------------------------------------             ----------
       (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (954) 713-5200
                                                           --------------

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER MATTERS.

On May 14, 1997, Republic Industries, Inc. (the "Registrant") amended and restated its Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 500,000,000 shares to 1,500,000,000 shares. The amendment to the Registrant's Certificate of Incorporation was approved by the Registrant's stockholders at the Registrant's Annual Meeting of Stockholders held May 13, 1997.

The description contained herein of the amendment to the Registrant's Certificate of Incorporation is qualified in its entirety by the Third Amended and Restated Certificate of Incorporation of Republic Industries, Inc. which is attached hereto as Exhibit 99, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          REPUBLIC INDUSTRIES, INC.




                          By: /s/ Michael S. Karsner
                              ----------------------------------
                              Michael S. Karsner
                              Senior Vice President and Chief Financial Officer




Date: May 21, 1997










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                            REPUBLIC INDUSTRIES, INC.

                                  EXHIBIT INDEX


     Number and
Description of Exhibit
----------------------


         1.       None

         2.       None

         4.       None

         16.      None

         17.      None

         21.      None

         23.      None

         24.      None

         27.      None

         99. Third Amended and Restated Certificate of Incorporation of Republic Industries, Inc.